SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Levin Large Cap Value VP

1801 California Street, Suite 5200

Denver, CO 80202

June 28, 2019

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding the approval by the Boards of Trustees (the “Board”) of Transamerica Funds and Transamerica Series Trust of new sub-advisory agreements with respect to Transamerica Large Cap Value and Transamerica Levin Large Cap Value VP (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-advisory agreements for your Fund(s). We encourage you to store this document with your Transamerica investment information.

On March 29, 2019, Easterly Partners Group LLC (“Easterly”) acquired a majority stake in the institutional investment business of Levin Capital Strategies, LP (“Levin Capital”), the Funds’ former sub-adviser. As part of the transaction, Easterly formed a new firm Levin Easterly Partners LLC (“Levin Easterly”), which is 65% owned by Easterly and 35% owned by certain former senior professionals of Levin Capital. This transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, of the prior sub-advisory agreements with Levin Capital and resulted in the automatic termination of each agreement. In anticipation of the transaction, the Board approved Levin Easterly as the Funds’ sub-adviser and approved new sub-advisory agreements with Levin Easterly to take effect upon the closing of the transaction. Effective March 29, 2019, Levin Easterly serves as the sub-adviser for each Fund under the new sub-advisory agreements. TAM continues to serve as each Fund’s investment manager. In approving the new sub-advisory agreements, the Board considered, among other things, that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds. The enclosed Joint Information Statement provides information regarding each new sub-advisory agreement.

If you have any questions, please call the following numbers between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for Transamerica Large Cap Value or 1-800-851-9777 for Transamerica Levin Large Cap Value VP.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Levin Large Cap Value VP

June 28, 2019

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Boards of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust” and collectively, the “Trusts”) to the respective shareholders of Transamerica Large Cap Value and contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica Levin Large Cap Value VP (each a “Fund” and collectively, the “Funds”). Transamerica Funds and TST, each a registered investment company, are each organized as Delaware statutory trusts.

Shares of Transamerica Levin Large Cap Value VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation portfolios. The contract holders and policy owners who are owners of the separate accounts are not direct shareholders of Transamerica Levin Large Cap Value VP. However, for ease of reference, shareholders of Transamerica Large Cap Value and contract and policy owners invested in Transamerica Levin Large Cap Value VP and shareholders of Transamerica Levin Large Cap Value VP are collectively referred to in this Joint Information Statement as “shareholders.”

On March 29, 2019, Easterly Partners Group LLC (“Easterly”) acquired a majority stake in the institutional investment business of Levin Capital Strategies, LP (“Levin Capital”), the Funds’ former sub-adviser. As part of the transaction, Easterly formed a new firm Levin Easterly Partners LLC (“Levin Easterly”), which is 65% owned by Easterly and 35% owned by certain former senior professionals of Levin Capital. This transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the prior sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and Levin Capital (the “Prior Sub-Advisory Agreements”) and resulted in the automatic termination of each agreement. In anticipation of the transaction, the Board approved Levin Easterly as the Funds’ sub-adviser and approved the new sub-advisory agreements between TAM and Levin Easterly, copies of which are attached hereto as Exhibit A (the “New Sub-Advisory Agreements”) to take effect upon the closing of the transaction.

This Joint Information Statement provides information regarding the approval by the Board of New Sub-Advisory Agreements with respect to the Funds. Effective March 29, 2019, the Funds are sub-advised by Levin Easterly and the New Sub-Advisory Agreements became necessary due to the closing of the transaction that resulted in an assignment and automatic termination of the Prior Sub-Advisory Agreements.

This Joint Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of June 11, 2019 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about June 28, 2019. Levin Easterly will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to the Funds’ respective shareholders.

The annual reports of the Funds are sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica Large Cap Value is October 31. The fiscal year end of Transamerica Levin Large Cap Value VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica Large Cap Value and 1-800-851-9777 for Transamerica Levin Large Cap Value VP, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Joint Information Statement will be available on the Transamerica website until at least December 31, 2019 at https://www.transamerica.com/media/tf-levin-to-easterly-info-statement.pdf. A paper or email copy of this Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica Large Cap Value and 1-800-851-9777 for Transamerica Levin Large Cap Value VP.

TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Levin Large Cap Value VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.

This Joint Information Statement is being furnished by the Board to provide information to shareholders of the Funds regarding the New Sub-Advisory Agreement for each Fund. The Board, upon the recommendation of TAM, has approved the New Sub-Advisory Agreements between TAM and Levin Easterly with respect to the Funds.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval, under certain circumstances. Pursuant to the exemptive order, the Funds have agreed to provide shareholders with certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the New Sub-Advisory Agreements, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the approval of Levin Easterly as each Fund’s sub-adviser and the approval of the New Sub-Advisory Agreements with respect to the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why did TAM recommend and the Board approve the New Sub-Advisory Agreements with Levin Easterly?

A.

The material terms of each New Sub-Advisory Agreement are substantially similar to the material terms of each Prior Sub-Advisory Agreement between Levin Capital and TAM. The services provided by Levin Easterly and the sub-advisory fee rates payable to Levin Easterly under each New Sub-Advisory Agreement with respect to each Fund are the same as those under the Prior Sub-Advisory Agreements. In addition, there is expected to be no diminution in the nature, extent and quality of the services provided to each Fund as a result of the transaction. TAM believes that Levin Easterly will retain the same investment processes, key personnel and other support systems as under each Prior Sub-Advisory Agreement. After discussion, the Board approved Levin Easterly as each Fund’s sub-adviser and the New Sub-Advisory Agreements. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes Levin Easterly and the terms of the New Sub-Advisory Agreements.

At a meeting of the Board held on March 6-7, 2019, the Board approved, at TAM’s recommendation, each New Sub-Advisory Agreement effective upon the closing of the transaction.

The Prior Sub-Advisory Agreements terminated automatically on March 29, 2019 upon the closing of the transaction with Easterly discussed above. The transaction constituted an “assignment” of each Prior Sub-Advisory Agreement under the 1940 Act, resulting in the automatic termination of each Prior Sub-Advisory Agreement. This gave rise to the necessity for the Board to approve, at an in-person meeting, New Sub-Advisory Agreements between TAM and Levin Easterly with respect to the Funds.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 19-20, 2019. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things: (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the transaction.

No officer or Board Member of the Funds is a director, officer or employee of Levin Easterly. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in Levin Easterly or any other person controlling, controlled by or under common control with Levin Easterly. Since the Record Date, none of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Levin Easterly or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

Levin Capital served as sub-adviser to Transamerica Large Cap Value and Transamerica Levin Large Cap Value VP from July 31, 2012 and September 29, 2017, respectively, through the closing of the Easterly transaction on March 29, 2019. Levin Capital provided sub-advisory services to each Fund pursuant to the Prior Sub-Advisory Agreements. The Prior Sub-Advisory Agreements were last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Levin Easterly appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Board authorized TAM to enter into each New Sub-Advisory Agreement, effective upon the closing of the transaction. Each New Sub-Advisory Agreement was approved by the Board on March 6-7, 2019 and became effective as of March 29, 2019. Each New Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of each New Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

The terms of each Prior Sub-Advisory Agreement and those of each New Sub-Advisory Agreement are substantially similar. The management fee schedule payable by the Funds to TAM, and the sub-advisory fee rates payable by TAM to Levin Easterly are unchanged under each New Sub-Advisory Agreement.

Under the terms of each New Sub-Advisory Agreement, subject to the supervision of each Trust’s Board and TAM, Levin Easterly shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to Levin Easterly by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trusts by reasonable notice in writing to Levin Easterly. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that Levin Easterly will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Levin Easterly, or to any other fund or account over which Levin Easterly or its affiliates exercise investment discretion. Each New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Funds, Levin Easterly may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where Levin Easterly has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Levin Easterly’s overall responsibilities with respect to the Funds and to other funds and clients for which Levin Easterly exercises investment discretion. The Board may adopt policies and procedures that modify and restrict Levin Easterly’s authority regarding the execution of each Fund’s portfolio transactions. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon written notice to Levin Easterly, without the payment of any penalty; (iii) may be terminated by Levin Easterly upon 90 days’ advance written notice to TAM; and (iv) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) by Levin Easterly and shall not be assignable by TAM without the consent of Levin Easterly. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement requires that Levin Easterly, at its expense, supply the Board, the officers of the Trusts and TAM with all information and reports reasonably required by them and reasonably available to Levin Easterly relating to the services provided pursuant to each New Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement states that Levin Easterly shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that Levin Easterly is not protected against any liability to TAM or the Funds to which Levin Easterly would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under each New Sub-Advisory Agreement. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that unless TAM advises Levin Easterly in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, Levin Easterly shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s Allocated Assets managed by Levin Easterly, in accordance with Levin Easterly’s proxy voting policies and procedures without consultation with TAM or the Funds. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that Levin Easterly, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the New Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds or TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement requires Levin Easterly to make certain representations and covenants, including concerning Levin Easterly’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Levin Easterly is managing each Fund, and Levin Easterly’s commitment to promptly notify TAM and the Trusts in the event the registration statement disclosure becomes inaccurate or incomplete. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The Prior Sub-Advisory Agreement for

Transamerica Levin Large Cap Value VP contained the same provisions as the New Sub-Advisory Agreements. The Prior Sub-Advisory Agreement for Transamerica Large Cap Value provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida.

Shareholders should refer to Exhibit A attached hereto for the complete terms of each New Sub-Advisory Agreement. The summary of each New Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of each New Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the transaction, the management fee schedule payable by the Funds to TAM did not change. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

First $750 million	0.68%
Over $750 million up to $1 billion	0.65%
Over $1 billion up to $2 billion	0.63%
Over $2 billion up to $3 billion	0.60%
In excess of $3 billion	0.58%

Management fees are accrued daily and paid by each Fund monthly. As of May 31, 2019, the net assets of the Transamerica Large Cap Value were $1,957,278,693 and the net assets of Transamerica Levin Large Cap Value VP were $6,144,745.

SUB-ADVISORY FEES

Each New Sub-Advisory Agreement’s fee schedule is identical to that of the Prior Sub-Advisory Agreements.

Under each New Sub-Advisory Agreement, TAM (not the Funds) pays Levin Easterly the following sub-advisory fees for its services with respect to the Funds’ average daily net assets on an annual basis:

First $750 million	0.20%
Over $750 million up to $1 billion	0.17%
Over $1 billion	0.15%

Under both the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements, assets are aggregated across the Funds and Aegon Large Cap Value Fund, a sub-fund of Aegon Global Funds, for purposes of reaching breakpoints in the sub-advisory fee schedules.

The following table shows the management fees paid to TAM (with and without regard to waivers/expense reimbursements and recapture) and sub-advisory fees paid by TAM to Levin Capital pursuant to the Prior Sub-Advisory Agreements for the fiscal year ended October 31, 2018.

Transamerica Large Cap Value

Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to Levin Capital
$14,624,113	$0	$14,624,113	$3,809,748

The following table shows the management fees paid to TAM and sub-advisory fees paid by TAM (with and without regard to waivers/expense reimbursements and recapture) to Levin Capital pursuant to the Prior Sub-Advisory Agreements for the fiscal year ended December 31, 2018.

Transamerica Levin Large Cap Value VP

Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to Levin Capital
$10,768	$32,889	($22,071)	$2,677

INFORMATION REGARDING THE SUB-ADVISER

Levin Easterly has been a registered investment adviser since 2019. As of March 31, 2019, Levin Easterly had approximately $6.1 billion in total assets under management. LE Partners Holdings has a 100% ownership interest in Levin Easterly Partners LLC. LE Partners Holdings II LLC has a 65% ownership interest in LE Partners Holdings LLC. Certain employees own 35% of LE Partners Holdings II LLC, and Jack Murphy owns between 10-20% of that 35% portion in LE Partners Holdings II LLC. LE Partners Holdings III LLC has a 100% ownership interest in LE Partners Holdings II LLC. LE Partners Holdings IV LLC has a 100% ownership interest in LE Partners Holdings III LLC. Darrell Crate and Avshalom Kalichstein each own 49.9% of LE Partners Holdings IV LLC. The principal business address of Levin Easterly and each of its parent entities is 595 Madison Avenue, 17th Floor, New York, New York 10022.

Portfolio Managers

Transamerica Large Cap Value

Name	Sub-Adviser	Positions Over Past Five Years
Jack Murphy	Levin Easterly Partners LLC	Portfolio Manager of the Fund since 2012; Portfolio Manager, Senior Securities Analyst and Chief Investment Officer at Levin Easterly Partners LLC since 2019; Portfolio Manager and Senior Securities Analyst at Levin Capital Strategies, L.P. from 2006 to 2019

Christopher Susanin	Levin Easterly Partners LLC	Co-Portfolio Manager of the Fund since 2019; Senior Securities Analyst at Levin Easterly Partners LLC since 2019; Senior Securities Analyst at Levin Capital Strategies, L.P. from 2017 to 2019; Portfolio Manager, CR Intrinsic Investors/Point72 Asset Management from 2011 to 2016; Portfolio Manager, FrontPoint Partners from 2006 to 2011; Portfolio Manager/Security Analyst, John A. Levin & Co. from 2001 to 2006
Transamerica Levin Large Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Jack Murphy	Levin Easterly Partners LLC	Portfolio Manager of the Fund since 2017; Portfolio Manager, Senior Securities Analyst and Chief Investment Officer at Levin Easterly Partners LLC since 2019; Portfolio Manager and Senior Securities Analyst at Levin Capital Strategies, L.P. from 2006 to 2019

Christopher Susanin	Levin Easterly Partners LLC	Co-Portfolio Manager of the Fund since 2019; Senior Securities Analyst at Levin Easterly Partners LLC since 2019; Senior Securities Analyst at Levin Capital Strategies, L.P. from 2017 to 2019; Portfolio Manager, CR Intrinsic Investors/Point72 Asset Management from 2011 to 2016; Portfolio Manager, FrontPoint Partners from 2006 to 2011; Portfolio Manager/Security Analyst, John A. Levin & Co. from 2001 to 2006

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of Levin Easterly as of May 31, 2019. The principal address of each individual as it relates to his or her duties at Levin Easterly is the same as that of Levin Capital unless otherwise noted.

Name	Position with Levin Easterly
John “Jack” Murphy	Portfolio Manager, Chief Investment Officer & Vice-Chairman
Glenn Adam Aigen	Chief Executive Officer
Richard Scott Root	Chief Financial Officer
Grace Bosserman	Chief Operating Officer
Darrell Crate	Chairman

Management Activities. Levin Easterly does not act as investment adviser or sub-adviser for any registered investment companies or series of a registered investment company with investment objectives similar to those of the Funds.

EVALUATION BY THE BOARD

At a meeting of the Board held on March 6-7, 2019, the Board considered the continued retention of Levin Easterly as sub-adviser for the Funds. Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreements were reasonable, and approval of the New Sub-Advisory Agreements was in the best interests of each Fund and their respective shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreements for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members had requested and received from TAM and Levin Capital certain materials and information in advance of the meeting concerning the transaction. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)

that Levin Easterly’s purchase of the portion of Levin Capital’s business that serves the Funds is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds and their shareholders, including compliance services;

(b)

that as part of the transaction, Levin Easterly is expected to acquire all of the same investment processes, key personnel and operations systems supporting the Funds’ investment strategies as were in place prior to the transaction;

(c)	that Levin Capital believes the transaction is in the best interest of its clients, prospective clients and employees;

(d)

that TAM believes Levin Easterly will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on an assessment of the planned transaction and the organization of Levin Easterly, its investment personnel, and the sub-advisory services to be provided following the transaction; and

(e)	that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to Levin Easterly.

In approving the New Sub-Advisory Agreements, the Board Members also relied, as to Levin Easterly’s services, fees, profitability and fallout benefits, on their prior deliberations in approving the continuance of the sub-advisory agreements, in June of 2018, as supplemented by the new information concerning the transaction. With respect to other matters, such as TAM’s profitability in operating the Funds with Levin Easterly as their sub-adviser, they relied in part upon their prior deliberations in approving the continuance of the management agreement with TAM in June of 2018.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreements is in the best interests of the Funds and their respective shareholders and unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the transaction.

BROKERAGE INFORMATION

With respect to Transamerica Large Cap Value, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Levin Capital for the fiscal year ended October 31, 2018.

With respect to Transamerica Levin Large Cap Value VP, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Levin Capital for the fiscal year ended December 31, 2018.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment manager, Transamerica Fund Services, Inc., the Trusts’ transfer agent, and Transamerica Capital, Inc., the Trusts’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of March 29, 2019, the Board Members and officers of each Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica Large Cap Value and owned beneficially less than 1% of the outstanding shares of Transamerica Levin Large Cap Value VP.

As of March 29, 2019, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Large Cap Value:

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	A	41.34%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	A	9.48%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	A	9.34%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Cap Value	A	5.66%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	A	5.24%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	C	19.20%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	C	16.52%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	C	10.31%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Large Cap Value	C	9.16%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	C	8.53%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Large Cap Value	C	6.53%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	I	21.44%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	I	14.13%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	I	13.59%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Large Cap Value	I	10.74%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	I	10.61%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Large Cap Value	I	7.75%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	I	7.37%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	31.19%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	28.75%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	9.26%

Transamerica Asset Allocation-Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	8.26%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	6.72%

Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	41.71%

Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	30.00%

Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	22.75%

As of March 29, 2019, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Levin Large Cap Value VP:

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Levin Large Cap Value VP	SVC	77.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Levin Large Cap Value VP	SVC	19.12%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of March 29, 2019, no shareholders owned of record 25% or more of the outstanding shares of Transamerica Large Cap Value.

As of March 29, 2019, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica Levin Large Cap Value VP.

Name & Address	Portfolio Name	Shares	Percent of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Levin Large Cap Value VP	406,271.401	77.00%

Each of the Trusts is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Rhonda A. Mills
Secretary

June 28, 2019

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

LEVIN EASTERLY PARTNERS LLC

This Agreement, entered into as of March 29, 2019 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Levin Easterly Partners LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.    Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11.    Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future), copies of which TAM agrees to provide to the Subadviser in advance of the filing thereof with the SEC, and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, copies of which TAM agrees to provide to the Subadviser in advance, is consistent with the manner in which the Subadviser is managing the Allocated Assets, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Allocated Assets by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Allocated Assets, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Allocated Assets by the Subadviser.

12.    Use of Name. For the duration of this Agreement, TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using the Subadviser’s name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.    Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.    Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18.    Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

20.    Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21.    Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director, Investments

LEVIN EASTERLY PARTNERS, LLC

By:	/s/ Glenn A. Aigen
Name:	Glenn A. Aigen
Title:	Chief Executive Officer

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Large Cap Value	0.20% of the first $750 million; 0.17% over $750 million up to $1 billion; 0.15% in excess of $1 billion

*

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Levin Large Cap Value VP, a series of Transamerica Series Trust, Transamerica Large Cap Value, and Aegon Large Cap Value Fund, a sub-fund of Aegon Global Funds.

INVESTMENT SUBADVISORY AGREEMENT

LEVIN EASTERLY PARTNERS LLC

This Agreement, entered into as of March 29, 2019 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Levin Easterly Partners LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated

Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.    Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11.    Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future), copies of which TAM agrees to provide to the Subadviser in advance of the filing thereof with the SEC, and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, copies of which TAM agrees to provide to the Subadviser in advance, is consistent with the manner in which the Subadviser is managing the Allocated Assets, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Allocated Assets by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Allocated Assets, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Allocated Assets by the Subadviser.

12.    Use of Name. For the duration of this Agreement, TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using the Subadviser’s name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.    Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.    Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18.    Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

20.    Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21.    Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director, Investments

LEVIN EASTERLY PARTNERS, LLC

By:	/s/ Glenn A. Aigen
Name:	Glenn A. Aigen
Title:	Chief Executive Officer

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Levin Large Cap Value VP	0.20% of the first $750 million; 0.17% over $750 million up to $1 billion; 0.15% in excess of $1 billion

*

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Levin Large Cap Value VP, Transamerica Large Cap Value, a series of Transamerica Funds, and Aegon Large Cap Value Fund, a sub-fund of Aegon Global Funds.

TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Levin Large Cap Value VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone:

1-888-233-4339 for Transamerica Large Cap Value

or

1-800-851-9777 for Transamerica Levin Large Cap Value VP

NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Large Cap Value and Transamerica Levin Large Cap Value VP (each a “Fund” and collectively, the “Funds”). Transamerica Large Cap Value is a series of Transamerica Funds and Transamerica Levin Large Cap Value VP is a series of Transamerica Series Trust (together with Transamerica Funds, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement is to inform investors that on March 29, 2019, Easterly Partners Group LLC (“Easterly”) acquired a majority stake in the institutional investment business of Levin Capital Strategies, LP (“Levin Capital”), the Funds’ former sub-adviser. As part of the transaction, Easterly formed a new firm Levin Easterly Partners LLC (“Levin Easterly”), which is 65% owned by Easterly and 35% owned by certain former senior professionals of Levin Capital. This transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, of the prior sub-advisory agreements with Levin Capital and resulted in the automatic termination of each agreement. In anticipation of the transaction, the Board approved Levin Easterly as the Funds’ sub-adviser and approved new sub-advisory agreements with Levin Easterly to take effect upon the closing of the transaction. Effective March 29, 2019, Levin Easterly serves as the sub-adviser for each Fund under the new sub-advisory agreements. TAM continues to serve as each Fund’s investment manager. In approving the new sub-advisory agreements, the Board considered, among other things, that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds. The Joint Information Statement provides information regarding each new sub-advisory agreement.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an Information Statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The Joint Information Statement will be available on the Transamerica website until at least December 31, 2019 at https://www.transamerica.com/media/tf-levin-to-easterly-info-statement.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica Large Cap Value and 1-800-851-9777 for Transamerica Levin Large Cap Value VP.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.